FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2012

OPNEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46429 Landing Parkway, Fremont, California 94538

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 580-8828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 17, 2012, Opnext, Inc. (“Opnext”) held a special meeting of stockholders at which Opnext’s stockholders voted on the following proposals, each of which is described in detail in the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on June 13, 2012:

Proposal 1: Adoption of Merger Agreement.

The stockholders approved the adoption of the Agreement and Plan of Merger and Reorganization, dated as of March 26, 2012 (the “Merger Agreement”), by and among Oclaro, Inc. (“Oclaro”), Tahoe Acquisition Sub, a wholly-owned subsidiary of Oclaro (“Sub”), and Opnext, pursuant to which Sub will be merged with and into Opnext, with Opnext to be the surviving corporation in the merger.

For	Against	Abstain	Broker Non-votes
60,154,097	614,331	3,000	0

Proposal 2: Adjournment of the Special Meeting.

The stockholders approved the adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1 above.

For	Against	Abstain	Broker Non-votes
58,562,965	2,103,933	104,530	0

Proposal 3: Advisory Vote on Merger-Related Compensation.

The stockholders approved the certain compensation that may be paid or become payable to Opnext’s named executive officers in connection with the consummation of the merger.

For	Against	Abstain	Broker Non-votes
56,843,511	1,310,640	2,617,277	0

Item 8.01	OTHER EVENTS

On July 17, 2012, Opnext and Oclaro issued a joint press release announcing that Opnext’s stockholders approved the adoption of the Merger Agreement. Also on July 17, 2012, at a special meeting of Oclaro’s stockholders, the stockholders of Oclaro were asked to approve two proposals related to the issuance of the Oclaro shares necessary to complete the merger of Sub into Opnext. The first proposal, which was approved, was to issue Oclaro shares to the Opnext stockholders to complete the merger. The second proposal, to increase the number of authorized Oclaro shares in order to have sufficient shares to issue to the Opnext stockholders to complete the merger, has not yet been approved by the necessary vote. Oclaro stockholders approved a proposal to adjourn the stockholder meeting until July 23, 2012, 5 p.m. PDT, in order to solicit the additional votes required to approve the second proposal and complete the merger.

A copy of the joint press release is filed as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Joint press release dated July 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNEXT, INC.

Dated: July 18, 2012	/s/ Robert J. Nobile
Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release dated July 17, 2012.

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